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                      TERMINATION OF CONSULTING AGREEMENT

    THIS TERMINATION OF CONSULTING AGREEMENT (the "Agreement") is entered into by and among American Pacific Technology, Inc. (a/k/a Chipcards, Inc.), a California corporation (the "Company") and Ross H. Mandell (the "Consultant"), on this 23rd day of January, 2002 (the "Execution Date").

                                    Recitals

    WHEREAS, on March 20, 2000, the Company and the Consultant entered into a Consulting Agreement (the "Consulting Agreement"); and

    WHEREAS, on October 31, 2001, Mandell sub-contracted a portion of his consulting duties under the Agreement to St. James Holdings, LLC ("St. James") and, as consideration therefor, transferred 500,000 shares of the common stock to St. James;

    WHEREAS, the parties wish to terminate the Consulting Agreement (including the rights and obligations of St. James) and provide for the payment of $200,000 in cash to the Consultant; and

    NOW THEREFORE, in consideration of these mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

    1. Termination. Effective as of the date hereof, the Consulting Agreement (including the rights and obligations of St. James thereunder) shall be terminated and shall be of no further force or effect.

    2. Payment to Consultant. In consideration of the termination of the Consulting Agreement, the Company agrees to pay to the Consultant $200,000 in immediately available funds by cashiers check or wire transfer to an account designated by Consultant. Such payment shall be made on the date of the closing of the Company's initial public offering or any private offering in which the Company receives net proceeds of $4,000,000 or more.

    3. Effect of Termination. Notwithstanding the termination of the Consulting Agreement, the Company acknowledges that all consideration previously delivered to the Consultant (including by operation of Paragraph 3 of the Consulting Agreement) shall be deemed earned and the Consultant shall retain all right, title and interest to such consideration.

    4. Governing Law. This Agreement, and the legal relations between the parties, shall be governed by, and construed in accordance with, the substantive laws of the state of New York.

    5. Representations and Warranties. The Company has the full power and authority to execute, deliver and perform this Agreement. This Agreement when executed and delivered by the



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Company will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

    6. Counterparts. The Agreement may be executed in any number of counterparts, or duplicate originals, both of which shall be regarded as one and the same instrument, and which are the official and governing version of the interpretation of this Agreement.

    7. Entire Agreement. This Agreement supercedes all prior written and oral understandings, promises, and agreements between the parties hereto with respect to the Consultant's employment with the Company. This Agreement constitutes the entire agreement between the parties hereto with respect to the Consultant's employment with the Company, and may be amended, waived, modified or superseded only by a written agreement signed by both parties hereto and is binding on the parties hereto and their respective successors, assigns, and personal representatives.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                          COMPANY:

                                          American Pacific Technology Inc.
                                          (a/k/a Chipcards.com Inc.)

                                          Allen Yue
                                          -----------------------------------
                                          Allen Yue
                                          President

                                          CONSULTANT:

                                          Ross H. Mandell

                                          ----------------------------------




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Company will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

    6. Counterparts. The Agreement may be executed in any number of counterparts, or duplicate originals, both of which shall be regarded as one and the same instrument, and which are the official and governing version of the interpretation of this Agreement.

    7. Entire Agreement. This Agreement supercedes all prior written and oral understandings, promises, and agreements between the parties hereto with respect to the Consultant's employment with the Company. This Agreement constitutes the entire agreement between the parties hereto with respect to the Consultant's employment with the Company, and may be amended, waived, modified or superseded only by a written agreement signed by both parties hereto and is binding on the parties hereto and their respective successors, assigns, and personal representatives.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                         COMPANY:
                                         American Pacific Technology Inc.
                                         (a/k/a Chipcards.com Inc.)


                                         --------------------------------
                                         Name:
                                         Title:

                                         CONSULTANT:

                                         Ross H. Mandell

                                         Ross H. Mandell
                                         -------------------------------